Eaton Vance Floating-Rate Fund
                   Eaton Vance Floating-Rate High Income Fund
                          Eaton Vance High Income Fund
                        Eaton Vance Strategic Income Fund

                           Supplement to Prospectuses
                               dated March 1, 2002


For the period of February 1, 2002 through April 15, 2002, Eaton Vance Distributors ("EVD") will pay to A.G. Edwards & Sons, Inc., ("A.G. Edwards") the following additional compensation for sales of shares by A.G. Edwards to its individual retirement plan account rollover clients. For Class A shares, EVD will pay A.G. Edwards the full commission and fees disclosed in the relevant Fund's Prospectus plus any amounts that EVD is entitled to receive for such sales. For Class B and Class C shares, EVD will pay the full commission and fees disclosed in the relevant Fund's Prospectus plus an additional 0.50%. The additional amount will be paid from EVD's own resources.


March 1, 2002
                                                                       CFRHISIPS